UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-133961

XINDA INTERNATIONAL CORP.
(Exact name of Registrant as specified in its charter)

Nevada	37-1758469
(State of incorporation)	(IRS Employer ID Number)

23-07 Tower A

Vertical Business Suite

Avenue 3, Bangsar South #8,

Jalan Kerinchi, Kuala Lumpur

Malaysia 59200

Address of Principal Executive Office

(+603) 2720 1788

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported):

June 9th, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On May 8th, 2017, the Board of Directors of Trimax Consulting Inc. (the “Company”) adopted an Amendment to its Articles changing the name of the Corporation to XINDA INTERNATIONAL CORP.; and on June 9th, 2017, FINRA gave final approval for said name change and the ticker Symbol “XNDA”.

ITEM 9.01 EXHIBITS

(d) Exhibits.

3.1	Nevada Amendment of new name as Xinda International Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xinda International Corp.

Date: July 10, 2017	By:	/s/ Eng Wah Kung
Eng Wah Kung, CEO

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